Exhibit 10.3

                     MID-ATLANTIC COMMUNITY BANKGROUP, INC.
                               1998 INCENTIVE PLAN
                                   AS AMENDED

                                    ARTICLE I
                                   Definitions

         1.01 Affiliate means subsidiary of the Company. For this purpose, "subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option one or more of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in such corporation.

         1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

         1.03     Board means the Board of Directors of the Company.

         1.04     Code  means  the  Internal   Revenue  Code  of  1986  and  any
amendments thereto.

         1.05     Common Stock means the common stock of the Company.

         1.06     Company means Mid-Atlantic Community BankGroup, Inc.

         1.07 Fair Market Value means, on any given date, (i) the mean between the bid and asked prices of the Common Stock for such date or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was so traded, or (ii) in the event the Board determines that the bid and asked prices for the Common Stock are not available to do not provide an accurate measure of Fair Market Value, such other amount as the Committee shall determine based upon a good faith method of valuation to be the Fair Market Value.

         1.08 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

         1.09 Participant means an employee or Director of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Board to receive an Option.

         1.10     Plan  means  the  Mid-Atlantic   Community   BankGroup,   Inc.
Incentive Plan.


                                   ARTICLE II
                                    Purposes

         The Plan is intended to foster and promote the long-term growth and financial success of the Company and its Affiliates by assisting the Company in recruiting and retaining Directors and key employees with ability and initiative by enabling individuals who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes. The Plan is not expected to have any material effect on the value of issued and outstanding shares of the Company's Common Stock.

         The Plan is intended to enable stock options granted under the Plan to qualify as incentive stock options ("Incentive Stock Options") under Section 422A of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

                                   ARTICLE III
                                 Administration

         3.01 The Board. The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in the Plan) on the exercisability of all or any part of an Option. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

                                   ARTICLE IV
                                   Eligibility

         4.01 General. Any Director or employee of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate may receive one or more Options.

         4.02 Grants. The Board shall designate individuals to whom Options are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.

                                    ARTICLE V
                             Shares Subject to Plan

         Upon the exercise of any Option, the Company may deliver to the Participant authorized but unissued Common Stock. The maximum aggregate number of shares of Common Stock that may be issued pursuant to the exercise of Options under this Plan is 75,000, subject to the adjustment as provided in Article XII. If an Option is cancelled by mutual agreement of the Company and a Participant or terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.

                                   ARTICLE VI
                            Tax Character of Options

         The Board shall have the discretion to designate whether Options shall be Incentive Stock Options or non-statutory options. To the extent that an Option exceeds the limitation described in Article X, the Option shall not be an Incentive Stock Option.

                                   ARTICLE VII
                                      Price

         The price per share paid by a Participant for Common Stock purchased on the exercise of an Incentive Stock Option shall be equal to the Fair Market Value per share of the Company's Common stock on the date the Option is granted. In the discretion of the Board, the price per share paid by a Participant in connection with a non-statutory stock Option may be less then at the Fair Market Value per share of the Company's Common Stock on the date the Option is granted.

                                  ARTICLE VIII
                               Exercise of Options

         8.01 Maximum Option Period. No Option shall be exercisable after the expiration of ten years from the date Option was granted. The Board, at the time of grant, may direct that an Option be exercisable for a period of less than such maximum period.

         8.02 Nontransferability. Any Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only the Participant. No right or interest of the Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

         8.03 Employee Status. In the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide in each case to what extent leaves of absences for governmental or military service, illness, temporary disability, or other reason shall not be deemed interruptions of continuous employment.

                                   ARTICLE IX
                          Method of Exercise of Options

         9.01 Exercise. Subject to the provision of Articles VIII and XIII, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares equal to or less than the full number for which the Option could be exercised. Any partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan with respect to remaining shares subject to the Option.

         9.02 Payment. Payment of the Option price shall be made in cash or a cash equivalent acceptable to the Board or, unless an Agreement provides otherwise, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the Option price, the shares surrendered must have a Fair market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.

         9.03 Shareholder rights. No Participant shall, as a result of receiving an Option, have any rights as a shareholder until the date he exercises such Option.

                                    ARTICLE X
                     Limitations on Incentive Stock Options

         No Incentive Stock Option shall be granted to any optionee which would cause the aggregate Fair Market Value of the stock with respect to which Incentive Stock Options are exercisable by such optionee for the first time during any calendar year to exceed $100,000. For the purposes of this Article, Incentive Stock Options include all Incentive Stock Options under plans of the Company and its Affiliates.

                                   ARTICLE XI
                                Change in Control

         11.01 Options. Each Option that is outstanding on a Control Change Date shall be exercisable in whole or in part on that date and thereafter during the remainder of the option period stated in the Agreement. In lieu of exercising an Option, a Participant may elect, by written notice to the Company within sixty days after the Change in Control Date, to receive, in exchange for the cancellation of the Option or any portion thereof, a cash payment equal to the difference between the Fair Market value of the number of shares for which the Option is cancelled and the aggregate option price of those shares.

         11.02 Change in Control. A Change in Control occurs if, after the date of the Agreement, (i) any person who is not a Director of the Company on the date that this Plan is adopted by the shareholders of the Company, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the owner or beneficial owner of Company securities having 20% or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were Directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two years of the last of such transactions; or (iii) with respect to a Participant employed by an Affiliate, an event occurs with respect to the employer such that, after the event, the employer is no longer an Affiliate and the Participant is not longer employed by the Company or an Affiliate. For purposes of this Agreement, the Control Change Date is the date on which an event described in (i), (ii) or
(iii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

                                   ARTICLE XII
                     Adjustment Upon Change in Common Stock

         Should the Company effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, the number of shares as to which Options may be granted under this Plan shall be proportionately adjusted and the terms of Options shall be adjusted as the Board shall determine to be equitably required. Any determination made under this Article XII by the Board shall be final and conclusive.

         The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, Options.

                                  ARTICLE XIII
                             Compliance with Law and
                          Approval of Regulatory Bodies

         No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, an no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitations, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                   ARTICLE XIV
                               General Provisions

         14.01 Effect of Employment. Neither the adoption of this Plan, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

         14.02 Unfunded Plan. The Plan, insofar as it provides for grants shall be unfunded, and neither the Company nor any Affiliate shall be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company or an Affiliate to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company or an Affiliate shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or an Affiliate.

         14.03 Rules of Construction. Headings are given to the articles of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulations, or other provision of law shall be construed to include any amendment to or successor of such provision of law.

                                   ARTICLE XV
                                    Amendment

         The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options, (ii) materially increases the benefits accruing to Participants under the Plan, or (iii) materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under an Option or Restricted Stock award outstanding at the time such amendment is made.

                                   ARTICLE XV
                                Duration of Plan

         No Option may be granted under this Plan after March 17, 2008. Options granted before such date shall remain valid in accordance with their terms.